                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen California Municipal Income Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Strategic Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Technology Fund
                        Van Kampen Tax Managed Equity Growth Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Strategic Stock Portfolio
                        Morgan Stanley Real Estate Securities Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen High Yield & Total Return Fund
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Tax Managed Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund


* Funds that have not commenced investment operations.

                                  EXHIBIT 17(A)


                                  July 21, 2000

Insured Municipals Income Trust                          Series 422
The Dow(SM) Strategic 10 Trust                           July 2000 Series
The Dow(SM) Strategic 10 Trust                           July 2000
                                                         Traditional Series
The Dow(SM) Strategic 5 Trust                            July 2000 Series
The Dow(SM) Strategic 5 Trust                            July 2000
                                                         Traditional Series
EAFE Strategic 20 Trust                                  July 2000 Series
Strategic Picks Opportunity Trust                        July 2000 Series
NASDAQ Strategic 10 Trust                                July 2000
                                                         Series
Dow & Tech Strategic 5 Trust                             Series July 2000
                                                         Series
Global Energy Trust                                      Series 14
Financial Institutions Trust                             Series 5a
Financial Institutions Trust                             Series 5b

Edward Jones Select Growth Trust                         July 2000
                                                         Series
Internet Trust                                           Series 22a
Internet Trust                                           Series 22b
Morgan Stanley High-Technology 35 Index Trust            Series 14a
Morgan Stanley High-Technology 35 Index Trust            Series 14b
Pharmaceutical Trust                                     Series 11a
Pharmaceutical Trust                                     Series 11b
Telecommunications & Bandwidth Trust                     Series 11a
Telecommunications and Bandwidth Trust                   Series 11b
Semi-Conductor Trust                                     Series 3a
Semi-Conductor Trust                                     Series 3b
Global Wireless Trust                                    Series 4a
Global Wireless Trust                                    Series 4a
Roaring 2000s Trust                                      Series 7a
Roaring 2000s Trust                                      Series 7b
Roaring 2000s Trust Traditional                          Series 6
Morgan Stanley Multinational Index Trust                 Series 4a
Morgan Stanley Multinational Index Trust                 Series 4b
Software Trust                                           Series 4a
Software Trust                                           Series 4b

Josephthal Research Series, Online Portfolio             II